UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22186

Oppenheimer Master International Value Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 7/31/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Common Stocks–94.9%
Consumer Discretionary–21.3%
Hotels, Restaurants & Leisure–1.6%
SJM Holdings Ltd.	3,039,000	$7,645,390
Household Durables–1.4%
Taylor Wimpey plc	4,049,630	6,547,303
Internet & Catalog Retail–2.7%
Rakuten, Inc.	933,935	12,586,585
Media–10.5%
FUJI MEDIA HOLDINGS, Inc.	2,081	3,762,169
Grupo Televisa SA, Sponsored ADR	292,750	7,933,525
KT Skylife Co. Ltd.	137,155	3,885,907
Modern Times Group, Cl. B	104,282	4,882,484
Nippon Television Network Corp.	430,900	7,794,723
Schibsted Gruppen AS	106,375	5,412,003
SKY Perfect JSAT Holdings, Inc.	6,941	3,639,465
Television Broadcasts Ltd.	275,000	1,860,473
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	1,686,620	9,847,074

		49,017,823
Textiles, Apparel & Luxury Goods–5.1%
China Hongxing Sports Ltd.[1]	14,719,000	115,820
Christian Dior SA	70,750	12,584,092
Kering	49,220	11,320,099

		24,020,011
Consumer Staples–13.7%
Beverages–7.8%
C&C Group plc	974,031	5,395,839
Carlsberg AS, Cl. B	34,242	3,394,336
Diageo plc	409,610	12,837,551
Pernod-Ricard SA	52,630	6,265,474
Sapporo Holdings Ltd.	2,327,000	8,370,097

		36,263,297
Food Products–3.9%
AarhusKarlshamn AB	91,220	5,233,436
DANONE SA	75,410	5,957,717
Nestle SA	101,087	6,839,509

		18,030,662
Tobacco–2.0%
Swedish Match AB	257,329	9,592,910
Energy–2.5%
Energy Equipment & Services–0.2%
Master Marine AS1	640	—
Saipem SpA	58,420	1,243,841

		1,243,841
Oil, Gas & Consumable Fuels–2.3%
PetroChina Co. Ltd.	4,030,000	4,702,488
Total SA	112,590	5,984,453

		10,686,941

1	Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Financials–16.8%
Capital Markets–3.9%
Credit Suisse Group AG	321,609	$9,445,133
UBS AG	441,969	8,668,562

		18,113,695
Commercial Banks–6.7%
Banco Bilbao Vizcaya Argentaria SA	656,198	6,187,062
BNP Paribas SA	127,290	8,282,952
Mitsubishi UFJ Financial Group, Inc.	1,083,300	6,766,144
Mitsui Trust Holdings, Inc.	2,227,000	10,250,099

		31,486,257
Diversified Financial Services–2.4%
ING Groep NV1	681,877	6,958,225
Kinnevik Investment AB, Cl. B	136,707	4,115,432

		11,073,657
Insurance–1.1%
Dai-ichi Life Insurance Co. Ltd. (The)	2,382	3,244,538
Resolution Ltd.	417,750	2,052,787

		5,297,325
Real Estate Investment Trust (REITs)–2.1%
Hammerson plc	1,200,630	9,648,238
Real Estate Management & Development–0.6%
Deutsche Wohnen AG	169,231	2,987,807
Health Care–5.5%
Health Care Equipment & Supplies–0.9%
DiaSorin SpA	99,385	4,191,027
Health Care Providers & Services–2.0%
Rhoen-Klinikum AG	386,240	9,341,971
Pharmaceuticals–2.6%
Ipsen SA	145,398	5,834,533
Santen Pharmaceutical Co. Ltd.	142,000	6,193,076

		12,027,609
Industrials–6.4%
Construction & Engineering–1.5%
Vinci SA	133,760	7,201,005
Electrical Equipment–0.8%
Nidec Corp.	42,800	3,462,052
Industrial Conglomerates–2.2%
Beijing Enterprises Holdings Ltd.	450,500	2,995,927
Daetwyler Holding AG	25,702	2,811,639
Smiths Group plc	219,850	4,622,441

		10,430,007
Machinery–1.9%
NGK Insulators Ltd.	665,000	8,871,414

2	Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Information Technology–11.3%
Electronic Equipment, Instruments & Components–1.8%
Citizen Holdings Co. Ltd.	751,400	$4,293,199
TE Connectivity Ltd.	80,450	4,106,168

		8,399,367
Internet Software & Services–4.3%
Baidu, Inc., Sponsored ADR[1]	40,350	5,338,709
Blinkx plc[1]	2,635,258	5,244,691
SINA Corp.[1]	139,880	9,647,524

		20,230,924
IT Services–0.5%
Infosys Technologies Ltd., Sponsored ADR	51,160	2,541,629
Semiconductors & Semiconductor Equipment–1.7%
Hynix Semiconductor, Inc.[1]	324,720	7,841,802
Software–3.0%
Kingsoft Corp. Ltd.	1,510,000	2,604,115
Net 1 UEPS Technologies, Inc.[1]	231,264	1,676,664
Temenos Group AG	365,923	9,597,096

		13,877,875
Materials–5.6%
Chemicals–3.9%
Chr. Hansen Holding AS	90,941	3,010,359
JSR Corp.	213,400	3,852,072
Syngenta AG	20,341	8,058,882
Taiyo Nippon Sanso Corp.	471,000	3,321,590

		18,242,903
Containers & Packaging–1.7%
Rexam plc	1,047,889	7,832,603
Telecommunication Services–11.4%
Diversified Telecommunication Services–2.9%
Colt Group SA1	1,300,330	2,045,343
Inmarsat plc	525,510	5,475,715
Telecom Corp. of New Zealand Ltd.	2,037,815	3,659,831
Ziggo NV	54,641	2,170,096

		13,350,985
Wireless Telecommunication Services–8.5%
KDDI Corp.	142,520	7,860,806
MTN Group Ltd.	189,287	3,541,979
NII Holdings, Inc.[1]	867,680	6,229,942
Rogers Communications, Inc., Cl. B	260,546	10,410,678
SK Telecom Co. Ltd.	24,832	4,866,039
Softbank Corp.	110,400	7,012,434

		39,921,878

3	Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Utilities–0.4%
Gas Utilities–0.4%
Gail India Ltd.	404,120	2,005,288

Total Common Stocks (Cost $379,300,670)		444,012,081

	Units	Value
Rights, Warrants and Certificates–0.0%
Groupe FNAC SA Rts., Strike Price 0.0001EUR, 9/27/13[1] (Cost $133,447)	40,610	$112,914

	Shares
Investment Company–2.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10% [2,3] (Cost $13,558,592)	13,558,592	13,558,592
Total Investments, at Value (Cost $392,992,709)	97.8%	457,683,587
Other Assets Net of Liabilities	2.2	10,212,674

Net Assets	100.0%	$467,896,261

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR             Euro

1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares April 30, 2013	Gross Additions	Gross Reductions	Shares July 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	23,171,941	84,083,872	93,697,221	13,558,592

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$13,558,592	$8,711

3.	Rate shown is the 7-day yield as of July 31, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

4	Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Geographic Holdings	Value	Percent
Japan	$101,280,463	22.1%
France	63,543,239	13.9
United Kingdom	54,253,885	11.9
Switzerland	49,526,989	10.8
China	25,404,583	5.5
Sweden	23,824,262	5.2
United States	19,788,534	4.3
Korea, Republic of South	16,593,748	3.6
Germany	12,329,778	2.7
Canada	10,410,678	2.3
Portugal	9,847,074	2.2
Hong Kong	9,505,863	2.1
The Netherlands	9,128,321	2.0
Mexico	7,933,525	1.7
Denmark	6,404,695	1.4
Spain	6,187,062	1.4
Italy	5,434,868	1.2
Norway	5,412,003	1.2
Ireland	5,395,839	1.2
South Africa	5,218,643	1.1
India	4,546,917	1.0
New Zealand	3,659,831	0.8
Island of Guernsey	2,052,787	0.4

Total	$457,683,587	100.0%

Forward Currency Exchange Contracts as of July 31, 2013 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Deutsche Bank AG
Japanese Yen (JPY)	Sell	6,150,000	JPY	9/20/13	$62,829,587	$835,490	$738,111

Notes to Statement of Investments

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

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STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers.

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If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially

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STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

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The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$7,933,525	$91,767,767	$115,820	$99,817,112
Consumer Staples	—	63,886,869	—	63,886,869
Energy	—	11,930,782	—	11,930,782
Financials	—	78,606,979	—	78,606,979
Health Care	—	25,560,607	—	25,560,607
Industrials	—	29,964,478	—	29,964,478
Information Technology	23,310,694	29,580,903	—	52,891,597
Materials	—	26,075,506	—	26,075,506
Telecommunication Services	6,229,942	47,042,921	—	53,272,863
Utilities	—	2,005,288	—	2,005,288
Rights, Warrants and Certificates	—	112,914	—	112,914
Investment Company	13,558,592	—	—	13,558,592

Total Investments, at Value	51,032,753	406,535,014	115,820	457,683,587
Other Financial Instruments:
Foreign currency exchange contracts	—	835,490	—	835,490

Total Assets	$51,032,753	$407,370,504	$115,820	$458,519,077

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(738,111)	$—	$(738,111)

Total Liabilities	$—	$(738,111)	$—	$(738,111)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(57,281,775)	$57,281,775
Consumer Staples	(40,486,658)	40,486,658
Energy	(7,620,711)	7,620,711
Financials	(48,016,852)	48,016,852
Health Care	(25,983,643)	25,983,643
Industrials	(19,274,124)	19,274,124
Information Technology	(23,484,838)	23,484,838
Materials	(20,980,576)	20,980,576
Telecommunication Services	(51,553,609)	51,553,609

Total Assets	$(294,682,786)	$294,682,786

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

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Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

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The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended July 31, 2013, the Fund had daily average contract amounts on forward contracts to sell of $70,352,717.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and

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STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or

13	Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

14	Oppenheimer Master International Value Fund, LLC

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master International Value Fund, LLC

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2013